                            SCHEDULE 14A INFORMATION

              PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
              SECURITIES EXCHANGE ACT OF 1934  (AMENDMENT NO.    )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-2.



                             TRANS-LUX CORPORATION
________________________________________________________________________________
                (Name of Registrant as Specified in Its Charter)
________________________________________________________________________________
        (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:
        _______________________________________________________________________

     (2)  Aggregate number of securities to which transaction  applies:
        _______________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        _______________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:
        _______________________________________________________________________

     (5)  Total fee paid:
        _______________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
        _______________________________________________________________________

     (2)  Form, Schedule or Registration Statement No.:
        _______________________________________________________________________

     (3)  Filing Party:
        _______________________________________________________________________

     (4)  Date Filed:
        _______________________________________________________________________

                             TRANS-LUX CORPORATION
                              110 Richards Avenue
                       Norwalk, Connecticut  06856-5090
                          __________________________

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD MAY 30, 2002
                           _______________________

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of TRANS-LUX CORPORATION will be held at the Office of the Corporation, 110 Richards Avenue, Norwalk, Connecticut, on Thursday, May 30, 2002 at 10:00 A.M. local time for the following purposes:

          1. To elect four directors to serve for a term of three years, in each case until their successors shall be elected and shall have qualified;

          2. To consider and act upon a proposal to recommend to the Board of Directors the retention of Deloitte & Touche LLP as the Corporation's independent auditors for the ensuing year; and

          3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

      The close of business on April 1, 2002 has been fixed as the record date for the determination of the stockholders entitled to notice of and to vote at the Meeting.

                                 By Order of the Board of Directors,

                                          Angela D. Toppi
                                        Corporate Secretary
Dated:  Norwalk, Connecticut
        April 1, 2002

________________________________________________________________________________

Please mark, date, sign and return promptly the enclosed proxy so that your shares may be represented at the Meeting. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.
________________________________________________________________________________

                             TRANS-LUX CORPORATION
                              110 Richards Avenue
                       Norwalk, Connecticut  06856-5090
                          _________________________

                                PROXY STATEMENT

           This statement is furnished in connection with the solicitation by the Board of Directors of TRANS-LUX CORPORATION (hereinafter called the "Corporation"), of proxies in the accompanying form to be used at the Annual Meeting of the Stockholders of the Corporation to be held on Thursday, May 30, 2002, and at any adjournment thereof, for the purposes set forth in the accompanying notice of the Meeting. It is intended that this Statement and the proxies solicited hereby be mailed to stockholders no later than April 23, 2002. A stockholder who shall sign and return a proxy in the form enclosed with this statement has the power to revoke it at any time before it is exercised by giving written notice of revocation or a proxy of later date and returning it to the Corporation, Attention: Secretary, or by voting in person at the Meeting. Proxies properly executed and received in time for the Meeting will be voted.

           The close of business on April 1, 2002 has been fixed as the record date for the determination of the stockholders entitled to notice of and to vote at the Meeting. There were outstanding as of the close of business on April 1, 2002 and entitled to notice of and to vote at the Meeting 973,243 shares of Common Stock and 287,505 shares of Class B Stock. Each outstanding share of Common Stock is entitled to one vote on all matters voted on at the Meeting and each outstanding share of Class B Stock is entitled to ten votes on all matters voted on at the Meeting. The holders of Common Stock and Class B Stock vote together on all the proposals.

           Unless otherwise specified, the proxies in the accompanying form will be voted in favor of all of the proposals set forth in the Notice of Annual Meeting. In the discretion of the proxyholders, the proxies will also be voted for or against such other matters as may properly come before the Meeting. The Board of Directors is not aware that any other matters are to be presented for action at the Meeting.

                   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                   OWNERS, DIRECTORS AND EXECUTIVE OFFICERS

           The following table sets forth information as of April 1, 2002 (or such other date specified) with respect to the beneficial ownership of the Corporation's Class B Stock and Common Stock or shares acquirable within 60 days of such date by (i) each person known by the Corporation to own more than 5% of the Corporation's outstanding Class B Stock and/or Common Stock and who is deemed to be such beneficial owner of the Corporation's Class B Stock and Common Stock under Rule 13d-3(a)(ii); (ii) each person who is a director of the Corporation; (iii) each named executive in the Summary Compensation Table; and
(iv) all persons as a group who are executive officers and directors of the Corporation, and as to the percentage of outstanding shares held by them on that date.

                                                                    Amount        Percent   Percent of
Name, Status and Mailing Address              Title of Class  Beneficially Owned  of Class  All Classes
--------------------------------              --------------  ------------------  --------  -----------

Richard Brandt.........................       Class B Stock       123,195 (1)      42.85%     9.77%
Chairman of the Board of Directors and        Common Stock         17,136 (1)       1.73%     1.34%
beneficial owner of more than 5% of the
Corporation's Class B Stock
110 Richards Avenue
Norwalk, CT  06856-5090

Franklin Resources, Inc................       Common Stock      1,136,445 (2)      53.87%    47.41%
Beneficial owner of more than 5% of the
Corporation's Common Stock
One Franklin Parkway
San Mateo, CA  94403

Gabelli Funds, LLC.....................       Common Stock        246,861 (3)      21.98%    17.50%
Beneficial owner of more than 5% of the
Corporation's Common Stock
One Corporate Center
Rye, NY  10580-1434

Matthew Brandt.........................       Class B Stock        41,700          14.50%     3.31%
Director, Executive Vice President and        Common Stock          2,300 (4)         *         *
beneficial owner of more than 5% of the
Corporation's Class B Stock
110 Richards Avenue
Norwalk, CT  06856-5090

Thomas Brandt..........................       Class B Stock        41,700 (5)      14.50%     3.31%
Director, Executive Vice President, Co-Chief  Common Stock          1,354             *         *
Executive Officer and beneficial owner of
more than 5% of the Corporation's Class B
Stock
110 Richards Avenue
Norwalk, CT  06856-5090

                                       2

                                                                    Amount        Percent   Percent of
Name, Status and Mailing Address              Title of Class  Beneficially Owned  of Class  All Classes
--------------------------------              --------------  ------------------  --------  -----------

Steven Baruch..........................       Common Stock          1,600 (6)         *         *
Director
110 Richards Avenue
Norwalk, CT  06856-5090

Howard M. Brenner......................       Common Stock          1,500 (7)         *         *
Director
465 Park Avenue
New York, NY  10022

Jean Firstenberg.......................       Common Stock          1,920 (8)         *         *
Director
110 Richards Avenue
Norwalk, CT  06856-5090

Robert B. Greenes......................       Common Stock          5,000 (9)         *         *
Director
110 Richards Avenue
Norwalk, CT  06856-5090

Gene Jankowski.........................       Common Stock          3,500 (6)         *         *
Director
110 Richards Avenue
Norwalk, CT  06856-5090

Victor Liss............................       Class B Stock         9,728           3.38%       *
Director, Vice Chairman of the Board,         Common Stock         54,020 (10)      5.31%     4.14%
Consultant and beneficial owner of more
than 5% of the Corporation's Common Stock
110 Richards Avenue
Norwalk, CT  06856-5090

Howard S. Modlin.......................       Class B Stock         8,751 (11)      3.04%       *
Director                                      Common Stock          1,500 (11)        *         *
445 Park Avenue
New York, NY  10022-2606

Michael R. Mulcahy.....................       Common Stock         19,803 (12)      2.00%     1.55%
President and Co-Chief Executive Officer
110 Richards Avenue
Norwalk, CT  06856-5090

Thomas F. Mahoney.....................        Common Stock          1,000 (13)        *         *
Senior Vice President
110 Richards Avenue
Norwalk, CT  06856-5090

All directors and executive officers...       Class B Stock       225,074 (14)     78.29%    17.85%
as a group (15 persons)                       Common Stock        119,512 (14)     11.18%     8.81%

_____________________

(1) The amount includes 4,232 shares of Class B Stock owned by Mrs. Brandt, 10,000 shares of Common Stock acquirable upon exercise of stock options, and 7,136 shares of Common Stock acquirable upon conversion of $100,000 principal amount of the Corporation's 7 1/2% Convertible Subordinated Notes due 2006 (the "Notes").

(2)  Based on Schedule 13G, Amendment No. 2, dated February 14, 2002 by
     Franklin Resources, Inc., a parent holding company, Charles B. Johnson and Rupert H. Johnson, Jr., principal shareholders of said company and Franklin Advisers, Inc., an investment adviser. The amount includes 1,136,445 shares of Common Stock acquirable upon conversion of $15,925,000 principal amount of the Notes beneficially owned by one or more open or closed-end investment companies or other managed accounts which are advised by direct and indirect investment advisory subsidiaries of Franklin Resources, Inc., each of which is a registered investment advisor and which have all voting and investment power over the Notes.

(3) Based on Schedule 13D, Amendment No. 36 dated February 16, 2001 by Gabelli Funds, LLC, parent holding company and registered investment adviser, the amount includes 149,861 shares of Common Stock acquirable upon conversion of $2,100,000 principal amount of the Notes. All securities are held as agent for the account of various investment company fund accounts managed by such reporting person. Except under certain conditions, Gabelli Funds, LLC has sole voting power and sole dispositive power over such shares.

(4) The amount includes 1,820 shares of Common Stock acquirable upon exercise of stock options. Mr. M. Brandt is Mr. R. Brandt's son.

(5)  Mr. T. Brandt is Mr. R. Brandt's son.

(6) The amount includes 1,000 shares of Common Stock acquirable upon exercise of stock options.

(7) The amount includes 500 shares of Common Stock acquirable upon exercise of stock options.

(8) The amount includes 1,500 shares of Common Stock acquirable upon exercise of stock options.

(9) The amount includes 2,500 shares of Common Stock acquirable upon exercise of stock options.

(10) The amount includes 43,900 shares of Common Stock acquirable upon exercise of stock options, and 714 shares of Common Stock acquirable upon conversion of $10,000 principal amount of the Notes.

(11) The amount includes 5,939 shares of Class B Stock owned by Mr. Modlin's immediate family or held in trust for Mr. Modlin's immediate family, and 1,500 shares of Common Stock acquirable upon exercise of stock options.

(12) The amount includes 16,500 shares of Common Stock acquirable upon exercise of stock options.

(13) The amount includes 900 shares of Common Stock acquirable upon exercise of stock options.

(14) The amount includes 10,171 shares of Class B Stock set forth in footnotes 1 and 11 above, 7,850 shares of Common Stock acquirable upon conversion of the Notes set forth in footnotes 1 and 10 above, and 87,759 shares of Common Stock which members of the group have the right to acquire by exercise of stock options (including director stock options).

  *  Less than 1%

                             ELECTION OF DIRECTORS

        The Board of Directors of the Corporation is divided into three classes with the term of office of one of the three classes of directors expiring each year and with each class being elected for a three-year term. Four directors are to be elected at the May 30, 2002 Annual Meeting for a three-year term, and until their successors have been elected and qualified. Messrs. Robert B. Greenes and Howard S. Modlin nominated for election as directors for a three-year term were each elected a director of the Corporation at the 1999 Annual Meeting of Stockholders, Mr. Matthew Brandt was elected for a two-year term by the Board of Directors on December 5, 2000, and Mr. Michael
R. Mulcahy is a nominee for the first time.

        Set forth opposite the name of the nominees and each director is their principal occupation for the past five years, age, the name and principal business of any corporation or other organization in which such employment is carried on, certain other directorships held, the year first elected as a director and the year in which the term of office for which they are a nominee or the term of office of such person will expire.

        Management has no reason to believe that the nominees are not available or will not serve if elected, but if a nominee should not become available to serve as a director, full discretion is reserved to the persons named as proxies to vote for such other persons as may be nominated. Proxies will be voted "FOR" the nominees unless the stockholder specifies otherwise.

                                                                                   First
                                                                                   Became      Term
Name and Age               Principal Occupation and Other Directorships           Director    Expires
------------               --------------------------------------------           --------    -------
                       NOMINEES - THREE-YEAR TERM

Matthew Brandt;        Executive Vice President of Trans-Lux Corporation,           2000       2005
38                     President of Trans-Lux Corporation's Entertainment
                       Subsidiaries, except Chairman of Trans-Lux Cinema
                       Consulting Corporation, and Vice Chairman of the
                       Executive Committee of Trans-Lux Corporation;
                       formerly Senior Vice President and Vice President of
                       Trans-Lux Corporation and its Entertainment
                       Subsidiaries; Director of the National Association of
                       Theatre Owners

Robert B. Greenes;     Chairman of the Executive Committee of Trans-Lux             1971       2005
81                     Corporation; President of Petroconsult, Inc.; President
                       of East Coast Energy Council; formerly President and
                       Chief Executive Officer of Public Fuel Service Inc.
                       and all of its subsidiaries

                                           5

                                                                                   First
                                                                                   Became      Term
Name and Age               Principal Occupation and Other Directorships           Director    Expires
------------               --------------------------------------------           --------    -------
Howard S. Modlin;      Attorney and member of the firm Weisman Celler               1975       2005
70                     Spett & Modlin, P.C.; Director of Fedders
                       Corporation; Chairman of the Board of General
                       DataComm Industries, Inc.

Michael R. Mulcahy;    President and Co-Chief Executive Officer of Trans-             -        2005
53                     Lux Corporation; formerly Executive Vice President
                       of Trans-Lux Corporation

                       DIRECTORS - TWO-YEAR REMAINING TERM

Richard Brandt;        Chairman of the Board of Trans-Lux Corporation;              1954       2004
74                     Director of Presidential Realty Corporation; Board
                       member of Taos Talking Picture Festival; Chairman
                       Emeritus and Trustee of the American Film Institute;
                       Trustee of The College of Santa Fe

Jean Firstenberg;      Director and Chief Executive Officer of the American         1989       2004
66                     Film Institute; Trustee of Boston University

Gene Jankowski;        Chairman of Jankowski Communications System, Inc.;           1994       2004
67                     Advisor Managing Director of Veronis Suhler &
                       Associates Inc.; Director of TV Azteca; formerly
                       President and Chairman of the CBS Broadcast Group;
                       Chairman Emeritus of the American Film Institute

Victor Liss;           Vice Chairman of the Board and Consultant to Trans-          1988       2004
65                     Lux Corporation; Director of Anthem, Inc.; Trustee of
                       Norwalk Hospital; formerly President and Chief
                       Executive Officer of Trans-Lux Corporation

                                           6

                                                                                   First
                                                                                   Became      Term
Name and Age               Principal Occupation and Other Directorships           Director    Expires
------------               --------------------------------------------           --------    -------

                       DIRECTORS - ONE-YEAR REMAINING TERM

Steven Baruch;         Executive Vice President of Presidential Realty              1994       2003
63                     Corporation; Producer of plays and musicals including
                       Driving Miss Daisy, Angels in America, Love Letters,
                       Smokey Joe's Cafe, The Producers and the most recent
                       Broadway revivals of Damn Yankees, A Funny Thing
                       Happened on the Way to the Forum and The Sound of
                       Music

Thomas Brandt;         Executive Vice President and Co-Chief Executive              2000       2003
38                     Officer of Trans-Lux Corporation and its
                       Entertainment Subsidiaries; formerly Senior Vice
                       President and Vice President of Trans-Lux
                       Corporation and its Entertainment Subsidiaries

Howard M. Brenner;     Senior Advisor of Morgan Lewis Githens & Ahn, Inc,;          1997       2003
68                     Director of Interep National Radio Sales, Inc.;
                       formerly Chairman and Chief Executive Officer of
                       HCFP Brenner Securities LLC; formerly Senior Vice
                       President of Loewenbaum & Company Incorporated,
                       Vice Chairman of Southcoast Capital Corporation
                       which changed its name to Loewenbaum & Company
                       Incorporated; formerly President of Drexel Burnham
                       Lambert Incorporated; former member of Board of
                       Governors of the American Stock Exchange and
                       District 10 Committee (NY) National Association of
                       Securities Dealers Inc.

                                       7

            EXECUTIVE COMPENSATION AND TRANSACTIONS WITH MANAGEMENT

Compensation of Executive Officers

The following Summary Compensation Table sets forth the compensation paid or awarded for each of the three years in the period ended December 31, 2001 to the Chief Executive Officer and the Corporation's four other most highly compensated executive officers.


                                 SUMMARY COMPENSATION TABLE

                                                                              Long Term
                                             Annual Compensation             Compensation
                                    ---------------------------------------  ------------   All Other
                                                            Other Annual        Options    Compensation
Name and Principal Position  Year   Salary ($)  Bonus ($)  Compensation ($)   Granted (#)   ($) (1)
---------------------------  ----   ----------  ---------  ----------------  ------------  ------------

Richard Brandt               2001    170,576     37,694       260,535           12,500      40,101
Chairman of the Board (2)    2000    357,283      - -          77,034            - -        40,142
                             1999    328,881     52,431        72,442           30,000      40,328


Victor Liss                  2001    272,596     53,082         5,250            - -         8,806
Vice Chairman of the Board,  2000    265,000      - -           4,850            - -         6,099
former President and Chief   1999    259,615     65,543         5,150            - -         7,573
Executive Officer (2)


Michael R. Mulcahy           2001    248,887     21,541         - -              - -        14,409
President and                2000    241,057      - -           - -              - -        14,340
Co-Chief Executive           1999    232,285     26,772         - -              - -        14,099
Officer, former Executive
Vice President


Thomas F. Mahoney            2001    144,339      2,813         - -              - -         - -
Senior Vice President        2000    149,936      - -           - -              - -         - -
of Sales                     1999    147,803      3,438         - -              - -         - -


Thomas Brandt                2001    135,756      2,949         4,000            - -         - -
Executive Vice President     2000    132,308      - -             450            - -         - -
and Co-Chief Executive       1999    124,423      3,530         - -              - -         - -
Officer, former
Senior Vice President of
Theatre Operations (2) (3)

____________________

(1) There are no restricted stock awards, stock appreciation rights or deferred long-term incentive payouts. The amounts reflected for Mr. R. Brandt include $734, $985 and $1,089 for tax equalization payments in 2001, 2000 and 1999, respectively, resulting from FICA taxes and split dollar life insurance premiums. The amounts reflected for Mr. Liss represent split dollar life insurance, additional life insurance and disability insurance premiums. The amounts reflected for Mr. Mulcahy represents split dollar life insurance premiums.

(2) Other annual compensation for Messrs. R. Brandt, Liss and T. Brandt includes directors fees. The Chairman and Vice Chairman of the Board are no longer deemed executive officers.

(3)  Mr. M. Brandt's compensation was identical to that of Mr. T. Brandt.

Compensation Committee Report

      All matters concerning executive compensation for Mr. Liss, the Chief Executive Officer through March 31, 2002, Messrs. Mulcahy and T. Brandt, Co-Chief Executive Officers effective April 1, 2002, and other executive officers are considered by the Corporation's Compensation Committee. The salary levels are intended to be consistent with competitive practice and level of performance. In determining the total compensation to be paid to the Chief Executive Officers and all other executive officers, the Compensation Committee considers management's recommendations based upon past salary levels, contractual obligations where applicable, experience, capability, duties, normal salary increase levels in past years, and the Corporation's and respective individual's performance during the last fiscal year. The Chief Executive Officers' compensation is based upon the above factors and included bonuses as described in the section on Employment Agreements.

      This Compensation Committee Report has been respectively submitted by Compensation Committee members Howard Modlin, Jean Firstenberg, Robert Greenes, and Gene Jankowski.




Audit Committee Report

      The Audit Committee is comprised of three directors who are not officers or employees of the Corporation (Ms. Firstenberg and Messrs. Greenes and Jankowski) and who are independent as defined in Section 121 of the American Stock Exchange listing standards, plus Mr. Modlin, ex officio. During the year 2000, the Audit Committee adopted a formal written charter.

      The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2001 ("Fiscal Year") with management of the Corporation; the Audit Committee has also discussed with the Corporation's independent accountants, Deloitte & Touche LLP, the matters required to be discussed by SAS 61 (Codification of Standards on Auditing Standards, AU ss380) as may be amended or supplemented. In addition, the Audit Committee has reviewed the written disclosures and the letter from the Corporation's independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented from time-to-time and has discussed with the independent accountants of the Corporation the independent accountant's independence.

      Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the Fiscal Year be included in the Corporation's Annual Report on Form 10-K for the Fiscal Year for filing with the Securities and Exchange Commission.

      This Audit Committee Report has been respectively submitted by Audit Committee members Jean Firstenberg, Robert Greenes and Gene Jankowski.

Retirement Plan and Supplemental Retirement Benefits

      A cash contribution of $709,662 for the individuals listed in the Summary Compensation Table, (except Mr. R. Brandt who is not eligible), and all other eligible employees to the Corporation's retirement plan for 2001 will be made by September 15, 2002. Under the supplemental retirement arrangement with Mr. Liss, a benefit of $126,930 was recorded in 2001 and $110,508 and $97,109 was accrued, but not paid in 2000 and 1999, respectively. Mr. Liss retired effective April 1, 2002 as an employee and executive officer.

      The Corporation's retirement plan covers all salaried employees over age 21 with at least one year of service who are not covered by a collective bargaining agreement to which the Corporation is a party. The following table presents estimated retirement benefits payable at normal retirement date, which normally is age 65. The amounts shown include estimated Social Security benefits which would be deducted in calculating benefits payable under such Plan.

 Final Average Salary
for Highest Five of the           Estimated Annual Retirement Benefits
  Ten Years Preceding               Based on Credited Service Years
      Retirement
--------------------------------------------------------------------------------
                             10         20         30         35         40
--------------------------------------------------------------------------------
      $100,000            $15,000    $30,000    $45,000   $ 52,500   $ 60,000
       125,000             18,750     37,500     56,250     65,625     75,000
       150,000             22,500     45,000     67,500     78,750     90,000
       200,000(1)          30,000     60,000     90,000    105,000    120,000(2)

As of January 1, 2002, Messrs. Liss, Mulcahy, Mahoney and T. Brandt had 33,
34, 34 and 15 years of credited service, respectively.
______________
(1)  $200,000 is the legislated annual cap on compensation.
(2) $160,000 is the maximum legislated annual benefits payable from a qualified pension plan.

Certain Transactions

      During the year 2001, $211,083 in fees for legal services rendered was paid by the Corporation to the law firm of which Mr. Modlin, a director of the Corporation, is a member.

Employment Agreements

      The Corporation has a consulting agreement with Mr. R. Brandt, who no longer is an executive officer, expiring on December 31, 2010, employment agreements with Messrs. Mulcahy, T. Brandt and M. Brandt expiring on March
31, 2005, and Mr. Mahoney expiring on May 31, 2002. The agreements, including Chairman's fees, provide for annual compensation of $410,845, subject to cost of living adjustments, for Mr. R. Brandt; $250,000, $260,000 and $270,000 through March 31, 2003, 2004 and 2005, respectively, for Mr. Mulcahy; $165,000,
$175,000 and $190,000 through March 31, 2003, 2004 and 2005, respectively, for
Mr. T. Brandt; $160,000, $170,000 and $185,000 through March 31, 2003, 2004 and 2005, respectively, for Mr. M. Brandt; and $117,500 through May 31, 2002, for Mr. Mahoney.

      Each agreement contains graduated bonus provisions based on the Corporation's defined pre-tax consolidated earnings, not to exceed $130,429, subject to cost of living adjustments, $150,000 and $20,000 in the case of Messrs. R. Brandt, Mulcahy, and Mahoney, respectively. Mr. R. Brandt's agreement provides for profit participations of 1 1/2% of the Corporation's defined pre-tax consolidated earnings. Mr. T. Brandt's agreement provides for profit participations of 1%, 1 1/4%, 1 1/2% and 1 1/2% of the Corporation's defined pre-tax consolidated earnings for 2002, 2003, 2004 and 2005, respectively. Mr. M. Brandt's agreement provides for profit participations of 1/2 of 1%, 3/4 of 1%, 1% and 1% of the Corporation's defined pre-tax consolidated earnings for 2002, 2003 2004 and 2005, respectively. Mr.
Mulcahy's agreement provides for sales override commissions and severance benefits. Mr. Mahoney's agreement provides for sales override commissions. Each agreement also contains varying disability and death benefits, and there are insurance benefits for Messrs. R. Brandt and Mulcahy. Messrs. Mulcahy,
T. Brandt and M. Brandt each received a stock option on April 1, 2002 to purchase 5,000, 10,000 and 10,000 shares, respectively, at $5.40 per share. Messrs. Mulcahy, T. Brandt and M. Brandt have the right to cancel their agreements and receive lump sum payments of $1,200,000, $600,000 and $600,000, respectively, if there is a "change in control" as defined therein, or in the case of Mr. R. Brandt, the Corporation fails to elect him to his present position in which case he has the right to receive the payments for the balance of the term of his agreement, including certain lump sum payments thereof. The foregoing is a summary of the agreements and reference is made to the agreements, each of which has been filed with the Securities and Exchange Commission, for the full terms thereof.

      Mr. Liss has a consulting agreement for the two-year period commencing April 1, 2002 providing for annual payments of $75,000 and $45,000 through March 31, 2003 and 2004, respectively.

Stock Option Plans and Stock Options

      The Corporation has two incentive stock option plans which provide for the grant of incentive stock options at fair market value (or 110% of fair market value if the optionee owns more than 10% of the Corporation's outstanding voting securities) on date of grant. Options outstanding are exercisable during the period one to ten years (or one to six years if the optionee owns more than 10% of the Corporation's outstanding voting securities) after date of grant and while the holder is in the employ of the Corporation. No stock options were granted in fiscal 2001 to the named executive officers under such plans. The following table sets forth information as to the named executive officers with respect to (i) the value realized on exercise of stock options and (ii) fiscal year end option values.


                       Aggregate Option Exercises in Last Fiscal Year
                             and Fiscal Year End Option Values

                                                               Number of       Value of Unexercised
                                                              Unexercised      In-the-Money Options
                                                           Options at Fiscal   at Fiscal Year End($)
                             Option Exercises                  Year End                (1)
                     ----------------------------------    -----------------   ---------------------
                     Shares Acquired         Value           Exercisable/          Exercisable/
Name                   on Exercise         Realized ($)     Unexercisable          Unexercisable
----                 ---------------       ------------    -----------------   ---------------------

Richard Brandt            None                --            10,000/2,500          17,250/10,063
Victor Liss               None                --            43,900/ -                 - / -
Michael R. Mulcahy        None                --            16,500/ -                 - / -
Thomas F. Mahoney         None                --               900/ -                 - / -
Thomas Brandt             None                --                - / -                 - / -

________________
(1) Market value of underlying securities at fiscal year end, minus the exercise price.


      Mr. R. Brandt received a non-statutory stock option to purchase 10,000 shares at $4.025 per share on September 25, 2001 exercisable at any time during the ten-year period from grant. Mr. R. Brandt also received an option to purchase 2,500 shares at $4.025 per share under the Non-Employee Director Stock Option Plan on such date in accordance with its provisions. During 2001, options to purchase 30,000 shares held by Mr. R. Brandt expired following termination of his employment term.

                    FIVE-YEAR CORPORATE PERFORMANCE GRAPH

      The following graph compares the Corporation's total stockholder return over the five fiscal years ended December 31, 2001 with the Total Return Index for American Stock Exchange US ("AMEX US") and the Russell 2000 Index ("RUSSELL 2000"). The stockholder return shown on the graph as "TLX" is not intended to be indicative of future performance of the Corporation's Common Stock.




                     COMPARATIVE FIVE YEAR TOTAL RETURNS*
    Trans-Lux Corporation, AMEX US Total Return Index, Russell 2000 Index**

LINE GRAPH
---------------------------------------------------------------------------
                   1996      1997      1998      1999      2000      2001
---------------------------------------------------------------------------
AMEX US            100.00    125.31    134.49    176.81    165.72    150.83
RUSSELL 2000       100.00    120.52    116.37    139.20    133.35    134.72
TLX                100.00    133.66     83.17     64.65     32.68     52.87
---------------------------------------------------------------------------

*       Cumulative total return assumes reinvestment of dividends.

** Peer group consists of the RUSSELL 2000. Assumes $100 investment at the close of trading on the last trading day preceding the first day of the fifth preceding fiscal year in TLX Common Stock, AMEX US and RUSSELL 2000.

                      SELECTION OF INDEPENDENT AUDITORS

      The auditors recommended to be retained by the Board of Directors, Deloitte & Touche LLP, have advised the Corporation that they have no direct financial interest or any material indirect financial interest in the Corporation, nor did they have any connection during the past three years with the Corporation in the capacity of promoter, underwriter, voting trustee, director, officer or employee. Such auditors were first retained in 1987 as auditors for the Corporation's 1987 fiscal year.

      Representatives of such auditors are expected to be at the Meeting of the stockholders and will be permitted to make a statement to stockholders if they desire and to respond to any appropriate questions addressed by stockholders to such representatives. The affirmative vote of a majority of the total votes cast at the Meeting by the holders of Common Stock and Class B Stock combined is required to approve the proposal to recommend the independent auditors.


                      SERVICES BY INDEPENDENT AUDITORS

Audit Fees

      Fees for the audit of the Corporation's fiscal 2001 financial statements, including quarterly reviews, were $119,500. In connection with the audit of the Corporation's fiscal 2000 financial statements, fees for the audit of the Corporation's fiscal 2000 pension plan were $8,000.

Financial Information Systems Design and Implementation

      The auditors did not provide any service for financial information systems design and implementation in 2001.

All Other Fees

      The auditors did not provide any other non-audit Professional Services during 2001. The Audit Committee of the Board of Directors has considered the absence of services by the auditors for financial information systems design and implementation and absence of all other non-audit services as compatible with maintaining the auditor's independence.


MEETINGS OF THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES

      During 2001, the Board of Directors had four meetings. All directors attended 75% or more of such meetings and of committees of which they were members. Non-employee directors receive an annual fee of $4,000 and $1,200 for
                                       14
each meeting of the Board attended, while employee directors receive an annual fee of $2,200 and $450 for each meeting of the Board attended. Mr. Liss receives an annual fee of $7,500 as Vice Chairman of the Board. Dr. Allan Fromme, Mr. R. Brandt's brother-in-law, who served 42 years as a Director, is Director Emeritus and entitled to director's fees, benefits and expenses.

      The members of the Executive Committee of the Board of Directors are Messrs. R. Brandt, Greenes, M. Brandt, Liss and Modlin. The Executive
Committee is authorized to exercise the powers of the Board of Directors during the intervals between the meetings of the Board and is from time-to-time delegated certain authorizations by the Board in matters pertaining to the Corporation. The Executive Committee held one formal meeting in 2001. Members of said Committee receive a fee of $400 for each meeting of the Committee they attend ($700 if on a separate day than a Board Meeting). Mr. Greenes receives an annual fee of $6,000 as Chairman of the Executive Committee and for other consulting services, including his participation in telephonic conferences. Mr.
M. Brandt receives an annual fee of $5,000 as Vice Chairman of the Executive Committee.

      The members of the Compensation Committee of the Board of Directors are Messrs. Modlin, Greenes and Jankowski and Ms. Firstenberg. The Compensation Committee reviews compensation and other benefits. The Compensation Committee held three meetings in 2001. Members of said Committee receive a fee of $400 for each meeting of the Committee they attend ($700 if on a separate day than a Board Meeting) and the Chairman, Mr. Modlin, receives an annual fee of $2,500.

      The members of the Audit Committee of the Board of Directors are Ms. Firstenberg and Messrs. Greenes and Jankowski, and Mr. Modlin, ex officio.
The Audit Committee reviews the audit function and material aspects thereof with the Corporation's independent auditors. The Audit Committee held five meetings in 2001. Members of said Committee receive a fee of $400 for each meeting of the Committee they attend ($700 if on a separate day than a Board Meeting) and the Chairperson, Ms. Firstenberg, receives an annual fee of $2,500.

      The members of the Succession Committee of the Board of Directors are Messrs. Brenner, Greenes and Modlin and Ms. Firstenberg. The Succession Committee considers future management changes. The Succession Committee held one meeting in 2001. Members of said Committee receive a fee of $400 for each meeting of the Committee they attend ($700 if on a separate day than a Board Meeting) and the Chairman, Mr. Brenner does not receive an annual fee.

      The Board of Directors has not established a nominating or similar committee.

      The Board of Directors has previously established a Non-Employee Director Stock Option Plan which as amended, covers a maximum of 30,000 shares for grant. Options are for a period of six years from date of grant, are granted at fair market value on date of grant, may be exercised at any time after one year from date of grant while a director and are based on years of service, with a minimum of 500 stock options for each director, an additional 500 stock options based on five or more years of service, another 500 stock options based on ten or more years of service and an additional 1,000 stock options based on twenty or more years of service. Additional stock options are granted upon the expiration or exercise of any such option which is no earlier than four years after date of grant, in an amount equal to such exercised or expired options.

                    COMPLIANCE WITH SECTION 16(a) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

      The Corporation's executive officers and directors are required under
Section 16(a) of the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership with the Securities and Exchange Commission and American Stock Exchange. Copies of those reports must also be furnished to the Corporation.

      Based solely on a review of the copies of reports furnished to the Corporation and the Corporation's monthly reporting compliance program, the Corporation believes that during the preceding year, all filing requirements applicable to executive officers and directors were met.

                  STOCKHOLDER PROPOSALS - 2003 ANNUAL MEETING

      If any stockholder desires to submit a proposal for action at the 2003 annual meeting, such proposal must be received by the Secretary of the Corporation on or before December 2, 2002. Nominations for directors at the 2003 annual meeting by stockholders must be in accordance with Article 4(c) of the Corporation's By-Laws and received on or before January 30, 2003.

                             COST OF SOLICITATION

      The cost of preparing and mailing material in connection with the solicitation of proxies is to be borne by the Corporation. Solicitation will be made by the Corporation's regular employees in the total approximate number of ten. Solicitation will be made by mail, telegram, telephone and in person.

                              By Order of the Board of Directors


                                       Angela D. Toppi
                                     Corporate Secretary



Dated:  Norwalk, Connecticut
        April 1, 2002

                                 TRANS-LUX





                                NOTICE OF
                     ANNUAL MEETING OF STOCKHOLDERS
                           AND PROXY STATEMENT


                               MAY 30, 2002
                           NORWALK, CONNECTICUT

PROXY
                          TRANS-LUX CORPORATION

              ANNUAL MEETING OF STOCKHOLDERS - MAY 30, 2002
               (SOLICITED ON BEHALF OF BOARD OF DIRECTORS)

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned stockholder of TRANS-LUX CORPORATION hereby constitutes and appoints RICHARD BRANDT, VICTOR LISS and HOWARD S. MODLIN, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote for and in the name, place and stead of the undersigned, at the Annual Meeting of the Stockholders of said Corporation, to be held at the office of the Corporation, 110 Richards Avenue, Norwalk, Connecticut, on May 30, 2002, at 10:00 A.M., and at any adjournment thereof, the number of votes the undersigned would be entitled to cast if present for the following matters and, in their discretion, upon such other matters as may properly come before the meeting or any adjournment thereof:

Directors recommend vote FOR Items 1 and 2

Item 1          FOR     NOT FOR         Election of Matthew Brandt,
               ___       ___            Robert B. Greenes, Howard S. Modlin
               \___\     \___\          and Michael R. Mulcahy to serve as
                                        directors for a three-year term, and
                                        until their successors are elected
                                        and shall have qualified.

                                        Authority is withheld with respect to
                                        the following nominee(s).
                                        ________________________________

                                        ________________________________

                                        ________________________________

Item 2          FOR     AGAINST   ABSTAIN       Recommended retention of
                ___      ___      ___           Deloitte & Touche LLP as
                \___\    \___\    \___\         the independent auditors for
                                                the Corporation for the
                                                ensuing year.

                 (Continued and to be signed on other side.)

                         (Continued from other side.)


UNLESS YOU SPECIFY OTHERWISE, THIS PROXY WILL BE VOTED "FOR" THE
ELECTION OF THE NOMINEES FOR DIRECTORS AND "FOR" ITEM 2.



      A majority of said attorneys and proxies, or their substitutes at said meeting, or any adjournments thereof, may exercise all of the powers hereby given. Any proxy to vote any of the shares with respect to which the undersigned is or would be entitled to vote, heretofore given to any person or persons other than the persons named above, is hereby revoked.

      IN WITNESS WHEREOF, the undersigned has signed and sealed this proxy and hereby acknowledges receipt of a copy of the notice of said meeting and proxy statement in reference thereto, both dated April 1, 2002.


                            Dated:________________, 2002


                            ______________________ (L.S.)
                            Stockholder(s) Signature


                            ______________________(L.S.)


                            NOTE: This proxy properly filled in, dated and signed, should be returned immediately in the enclosed postpaid envelope to TRANS-LUX
                            CORPORATION, 110 Richards Avenue, Norwalk,
                            Connecticut 06856-5090. If the signer is a corporation, sign in full the corporate name by a duly authorized officer. If signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.